                                                                 Exhibit 3.4






                         AMENDED AND RESTATED BYLAWS

                                     OF

                      APPLIED CELLULAR TECHNOLOGY, INC.



















                          EFFECTIVE MARCH 31, 1998

                                            AMENDED AND RESTATED BYLAWS

                                                         OF

                                         APPLIED CELLULAR TECHNOLOGY, INC.


                                                       INDEX
                                                       -----

                                                                                                               Page

ARTICLE ONE  OFFICES; DEFINITIONS.................................................................................1
         Section 1.1  Registered Office...........................................................................1
                      -----------------
         Section 1.2  Other Offices...............................................................................1
                      -------------


ARTICLE TWO  SHAREHOLDERS' MEETINGS...............................................................................1
         Section 2.1  Place of Meetings...........................................................................1
                      -----------------
         Section 2.3  Special Meeting.............................................................................1
                      ---------------
         Section 2.4  Notice of Meetings..........................................................................1
                      ------------------
         Section 2.5  List of Shareholders Entitled to Vote.......................................................2
                      -------------------------------------
         Section 2.6  Quorum; Adjournment; Postponement...........................................................2
                      ---------------------------------
         Section 2.7  Voting......................................................................................3
                      ------
         Section 2.8  Action by Consent...........................................................................3
                      -----------------
         Section 2.9  Advance Notice of Nominations and Shareholder Proposals.....................................3
                      -------------------------------------------------------
         Section 2.10  No Cumulative Voting.......................................................................6
                       --------------------


ARTICLE THREE  BOARD OF DIRECTORS.................................................................................6
         Section 3.1  Number, Election and Term...................................................................6
                      -------------------------
         Section 3.2  Powers......................................................................................7
                      ------
         Section 3.3  Meetings; Quorum............................................................................7
                      ----------------
         Section 3.4  Action by Consent...........................................................................8
                      -----------------
         Section 3.5  Resignation of Directors....................................................................8
                      ------------------------
         Section 3.6  Compensation of Directors...................................................................8
                      -------------------------
         Section 3.7  Committees; General Rules...................................................................8
                      -------------------------
         Section 3.8  Qualifications..............................................................................8
                      --------------
         Section 3.9  Emeritus and Advisory Directors.............................................................8
                      -------------------------------


ARTICLE FOUR  OFFICERS............................................................................................9
         Section 4.1  Number, Election and Term...................................................................9
                      -------------------------
         Section 4.2  Chairman of the Board.......................................................................9
                      ---------------------
         Section 4.3  President..................................................................................10
                      ---------
         Section 4.4  Vice Presidents............................................................................10
                      ---------------
         Section 4.5  Secretary and Assistant Secretaries........................................................10
                      -----------------------------------
         Section 4.6  Treasurer and Assistant Treasurers.........................................................10
                      ----------------------------------
         Section 4.7  Chief Financial Officer and Controllers....................................................11


                                      i

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         Section 4.8  Appointed Officers.........................................................................11
                      ------------------


ARTICLE FIVE  CAPITAL STOCK......................................................................................11
         Section 5.1  Stock Certificates.........................................................................11
                      ------------------
         Section 5.2  Transfer of Stock..........................................................................11
                      -----------------
         Section 5.3  Closing of Transfer Books and Fixing of Record Date........................................12
                      ---------------------------------------------------
         Section 5.4  Lost or Destroyed Certificates.............................................................12
                      ------------------------------
         Section 5.5  Transfer Agents and Registrars.............................................................12
                      ------------------------------


ARTICLE SIX  CORPORATE SEAL......................................................................................13


ARTICLE SEVEN  WAIVER OF NOTICE..................................................................................13


ARTICLE EIGHT  BOOKS AND RECORDS.................................................................................13


ARTICLE NINE  INDEMNIFICATION....................................................................................13
         Section 9.1  Actions Involving Directors and Officers...................................................13
         Section 9.2  Actions Involving Employees or Agents......................................................14
         Section 9.3  Determination of Right to Indemnification in Certain Circumstances.........................14
         Section 9.4  Advance Payment of Expenses................................................................14
         Section 9.5  Article Nine Provisions Not Exclusive Right................................................15
         Section 9.6  Indemnification Agreements Authorized......................................................15
         Section 9.7  Standard of Conduct........................................................................15
         Section 9.8  Insurance..................................................................................15
         Section 9.9  Certain Definitions........................................................................15
         Section 9.10  Survival..................................................................................16
         Section 9.11  Liability of the Directors................................................................16


ARTICLE TEN  FISCAL YEAR.........................................................................................16







                                     ii

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

                         AMENDED AND RESTATED BYLAWS

                                     OF

                      APPLIED CELLULAR TECHNOLOGY, INC.


                                 ARTICLE ONE
                            OFFICES; DEFINITIONS

                  SECTION 1.1 REGISTERED OFFICE. The registered office of
                              -----------------
the Corporation in Missouri shall be located at One Metropolitan Square, 211
N. Broadway, Suite 3600, St. Louis, Missouri 63102, or at such other address within the State of Missouri as the Board of Directors may from time to time authorize by duly adopted resolution.

                  SECTION 1.2 OTHER OFFICES. The Corporation may maintain
                              -------------
such other offices both within and without the State of Missouri as the business of the Corporation may from time to time require or as the Board of Directors may determine.


                                 ARTICLE TWO
                           SHAREHOLDERS' MEETINGS

                  SECTION 2.1 PLACE OF MEETINGS. All meetings of the
                              -----------------
shareholders shall be held at such place within or without the State of Missouri as may be, from time to time, fixed or determined by the Board.

                  SECTION 2.2 ANNUAL MEETINGS. The annual meeting of
                              ---------------
shareholders for the election of Directors and for the transaction of such other business as properly may come before such meeting shall be held on the first Wednesday of June in each year if not a legal holiday or, if a legal holiday, on the next succeeding business day not a legal holiday, provided, however, the day fixed for such meeting in any year may be changed, by resolution of the Board of Directors, to such other day which is not a legal holiday, as the Board of Directors may deem to be desirable or appropriate, subject to any applicable limitations of law. Every meeting of the shareholders shall be convened at the hour stated in the notice for the meeting and continue until declared adjourned by a vote of the shareholders present or declared adjourned by the presiding officer.

                  SECTION 2.3 SPECIAL MEETING. Special meetings of the
                              ---------------
shareholders or of the holders of any special class of stock of the Corporation, unless otherwise prescribed by statute or by the Corporation's Restated Articles of Incorporation (the "Articles"), may be called only by the affirmative vote of a majority of the entire Board of Directors or by the Chairman of the Board of Directors or the President by request of such a meeting in writing. Such request shall be delivered to the Secretary of the Corporation and shall state the purpose or purposes of the proposed meeting. Upon such direction or request, subject to any requirements or limitations imposed by the Articles, by these Bylaws or by law, it shall be the duty of the Secretary to call a special meeting of the shareholders to be held at such time as is specified in the request.

                  SECTION 2.4 NOTICE OF MEETINGS. Written or printed notice
                              ------------------
of each meeting of shareholders, stating the place, day and hour of the meeting and, in case of a special meeting, the

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purpose or purposes for which the meeting is called, shall be delivered or given not less than ten (10) nor more than seventy (70) days before the date of the meeting, either personally or by mail, by or at the direction of the Secretary to each shareholder of record entitled to vote at such meeting. Attendance of a shareholder at any meeting shall constitute a waiver of notice of such meeting except where such shareholder attends the meeting for the sole and express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Any notice of a shareholders' meeting sent by mail shall be deemed to be delivered when deposited in the United States mail with first class postage thereon prepaid, addressed to the shareholder at such shareholder's address as it appears on the records of the Corporation.

                  SECTION 2.5 LIST OF SHAREHOLDERS ENTITLED TO VOTE. At
                              -------------------------------------
least ten (10) days before each meeting of the shareholders, a complete list of the shareholders entitled to vote at such meeting shall be prepared and arranged in alphabetical order with the address of each shareholder and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the Corporation and shall be subject to inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting, and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original share ledger or transfer book, or a duplicate thereof kept in the State of Missouri, shall be prima facie evidence as to who are the shareholders entitled to examine such list or share ledger or transfer book or to vote at any meeting of the shareholders. Failure to comply with the above requirements in respect of lists of shareholders shall not affect the validity of any action taken at such meeting.

                  SECTION 2.6 QUORUM; ADJOURNMENT; POSTPONEMENT. The holders
                              ---------------------------------
of a majority of the outstanding shares entitled to vote at any meeting, represented in person or by proxy, shall be requisite and shall constitute a quorum at a meeting of shareholders, except as otherwise provided by law, the Articles or these Bylaws. The shareholders present at a meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of such number of shareholders as to reduce the remaining shareholders to less than a quorum. Whether or not a quorum is present, the chairman of the meeting or a majority of the shareholders entitled to vote thereat, present in person or by proxy, shall have power, except as otherwise provided by statute, successively to adjourn the meeting to such time and place as they may determine, to a date not longer than ninety (90) days after each such adjournment, and no notice of any such adjournment need be given to shareholders if the time and place of the adjourned meeting are announced at the meeting at which the adjournment is taken. At any adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally called.

                  A shareholder's meeting may be successively postponed by resolution of the Board of Directors to a specified date up to a date ninety
(90) days after such postponement or to another place, provided public notice of such postponement is given prior to the date previously scheduled for the meeting. Such notice shall state the new date and place of such postponed meeting.

                  For purposes of this Section 2.6, "adjournment" means a delay in the date, which may also be combined with a change in the place, of a meeting after the meeting has been convened; "postponement" means a delay in the date, which may be combined with a change in the place, of the meeting before it has been convened, but after the time and place thereof have been set forth in a notice delivered or given to shareholders; and public notice shall be deemed to have been

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given if a public announcement is made by press release reported by a national news service or in a publicly available document filed with the United States Securities and Exchange Commission.

                  SECTION 2.7 VOTING. Subject to the voting rights of any
                              ------
holders of preferred stock, each outstanding share of common stock entitled to vote under the provisions of the Articles shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders and, if a quorum is present, the affirmative vote of a majority of the shares represented at the meeting shall be the act of the shareholders unless the vote of a greater number of shares is required by the Articles, by these Bylaws or by law. No person shall be admitted to vote on any shares belonging or hypothecated to the Corporation. A shareholder may vote either in person or by proxy, but no proxy shall be voted after eleven (11) months from the date of its execution unless otherwise provided in the proxy. Without limiting the manner in which a shareholder may authorize a person to act for the shareholder as proxy, the following shall constitute a valid means by which a shareholder may grant such authority:

                  (1) A shareholder or the shareholder's duly authorized attorney in fact may execute a writing authorizing another person to act for the shareholder as proxy. Execution may be accomplished by the shareholder or duly authorized attorney in fact signing such writing or causing the shareholder's signature to be affixed to such writing by any reasonable means, including, but not limited to, facsimile signature;

                  (2) A shareholder may authorize another person to act for the shareholder as proxy by transmitting or authorizing transmission of a telegram, cablegram, facsimile or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram, facsimile or other means of electronic transmission shall either set forth or be submitted with information from which it can be determined that the telegram, cablegram, facsimile or other electronic transmission was authorized by the shareholder. If it is determined that such telegrams, cablegrams, facsimiles or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making such determination shall specify the information upon which they relied.

                  SECTION 2.8 ACTION BY CONSENT. Unless otherwise prescribed
                              -----------------
by the Articles, any action required or permitted to be taken by the shareholders of the Corporation may, if otherwise allowed by law, be taken without a meeting of shareholders only if consents in writing, setting forth the action so taken, are signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

                  SECTION 2.9 ADVANCE NOTICE OF NOMINATIONS AND SHAREHOLDER
                              ---------------------------------------------
PROPOSALS. All nominations of individuals for election to the Board and
---------
proposals of business to be considered at any meeting of the shareholders shall be made as set forth in this Section 2.9 of Article Two.

                  (a)      Annual Meeting of Shareholders.
                           ------------------------------

                           (1)      Nominations of individuals for election to
the Board and the proposal of other business to be considered by the shareholders may be made at an annual meeting of shareholders (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the

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Directors or (iii) by any shareholder of the Corporation who was a shareholder of record at the time of giving of notice provided for in this
Section 2.9(a) of Article Two, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 2.9(a) of Article Two.

                           (2)      For nominations or other business to be
properly brought before an annual meeting by a shareholder pursuant to clause (iii) of paragraph (a)(1) of this Section 2.9 of Article Two, the shareholder must have given timely notice thereof in writing to the Secretary. To be timely, a shareholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the preceding year's annual meeting or not less than sixty
(60) days nor more than ninety (90) days prior to June 6, 1998 in the case of the next annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Such shareholder's notice shall set forth: (i) as to each person whom the shareholder proposes to nominate for election or reelection as a Director, (a) the name, age, business and residential addresses, and principal occupation or employment of each proposed nominee, (b) the class and number of shares of capital stock that are beneficially owned by such nominee on the date of such notice, (c) a description of all arrangements or understandings between the shareholder and each nominee and the name of any other person or persons pursuant to which the nomination or nominations are to be made by the shareholder, (d) all other information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (e) the written consent of each proposed nominee to being named as a nominee in the proxy statement and to serve as a Director of the Corporation if so elected; (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such shareholder, as they appear on the Corporation's books, and of such beneficial owner, (y) the class and number of shares of stock of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner, and (z) a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or to propose such other business. The Corporation may require any proposed nominee to furnish any information, in addition to that furnished pursuant to clause (i) above, it may reasonably require to determine the eligibility of the proposed nominee to serve as a Director of the Corporation.

                           (3)      Notwithstanding anything in the second
sentence of paragraph (a)(2) of this Section 2.9 of Article Two to the contrary, in the event that the number of Directors to be elected to the Board is increased and there is no public announcement naming all of the nominees for Director or specifying the size of the increased Board made by the Corporation at least seventy (70) days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice required by this
Section 2.9(a) of Article Two shall also be considered timely, but only with

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respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

                  (b)      Special Meetings of Shareholders. Only such
                           --------------------------------
business shall be conducted, and only such proposals shall be acted upon, at a special meeting of shareholders as shall have been brought before a meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of shareholders at which Directors are to be elected (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board, or (iii) provided that the Board has determined that Directors shall be elected at such special meeting, by any shareholder of the Corporation who is a shareholder of record at the time of giving of notice provided for in this Section 2.9(b) of Article Two, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 2.9(b) of Article Two. In the event the Corporation calls a special meeting of shareholders for the purpose of electing one or more Directors to the Board, any such shareholder may nominate a person or persons (as the case may be) for election to such position as specified in the Corporation's notice of meeting, if the shareholder's notice required by clause (iii) of this
Section 2.9(b) of Article Two shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting. Such shareholder's notice shall set forth: (i) as to each person whom the shareholder proposes to nominate for election as a Director,
(a) the name, age, business and residential addresses, and principal occupation or employment of each proposed nominee, (b) the class and number of shares of capital stock that are beneficially owned by such nominee on the date of such notice, (c) a description of all arrangements or understandings between the shareholder and each nominee and the name of any other person or persons pursuant to which the nomination or nominations are to be made by the shareholder, (d) all other information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and (e) the written consent of each proposed nominee to being named as a nominee in the proxy statement and to serve as a Director of the Corporation if so elected; (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such shareholder, as they appear on the Corporation's books, and of such beneficial owner, (y) the class and number of shares of stock of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner, and (z) a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or to propose such other business. The Corporation may require any proposed nominee to furnish any information, in addition to that furnished pursuant to clause (i) above, it may reasonably require to determine the eligibility of the proposed nominee to serve as a Director of the Corporation. No other proposals of business by a shareholder other than the nomination of persons for election to the Board requested by a shareholder, as provided in this Section 2.9(b) of Article Two, may be considered at a special meeting of the shareholders.

                  (c)      General.
                           -------

                           (1)      Only such persons who are nominated in
accordance with the

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procedures set forth in this Section 2.9 of Article Two shall be eligible to serve as Directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.9 of Article Two. The Board of Directors may reject any nomination or shareholder proposal submitted for consideration at any meeting of shareholders which is not made in accordance with the terms of this Section 2.9 of Article Two or which is not a proper subject for shareholder action in accordance with provisions of applicable law. Alternatively, if the Board of Directors fails to consider the validity of any nomination or shareholder proposal, the presiding officer of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 2.9 of Article Two and, if any proposed nomination or business is not in compliance with this
Section 2.9 of Article Two, to declare that such defective nomination or proposal be disregarded. This provision shall not prevent the consideration and approval or disapproval at the meeting of reports of officers, Directors and committees of the Board of Directors, but, in connection with such reports, no new business shall be acted upon at the meeting unless stated, filed and received as herein provided.

                           (2)      For purposes of this Section 2.9 of Article
Two, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, Reuters or comparable news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                           (3)      Notwithstanding the foregoing provisions
of this Section 2.9 of Article Two, a shareholder must also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this
Section 2.9 of Article Two. Nothing in this Section 2.9 of Article Two shall be deemed to affect any rights of shareholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

                  SECTION 2.10 NO CUMULATIVE VOTING. All cumulative voting
                               --------------------
rights are hereby denied, so that the capital stock of the Corporation shall not carry with it, and no shareholder shall have any right to, cumulative voting in the election of Directors or for any other purpose.


                                ARTICLE THREE
                             BOARD OF DIRECTORS

                  SECTION 3.1  NUMBER, ELECTION AND TERM.
                               -------------------------

                  (a) The Board of Directors shall consist of five (5) persons; provided, however, that in no event shall the number of Directors be less than three (3); provided, further, that except as otherwise provided in the Articles, the number of Directors provided herein may be amended from time to time only by the affirmative vote of a majority of the Board of Directors; and provided, further, that any change in the number of Directors shall be reported to the Secretary of State of the State of Missouri within thirty (30) calendar days of such change.

                  (b) The Board of Directors shall be divided into three classes, as nearly equal in

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number as possible. In the event of any increase in the number of Directors, any additional Directors shall be added to such classes as may be necessary so that all classes shall be as nearly equal in number as possible. In the event of any decrease in the number of Directors, all classes of Directors shall be decreased as nearly equally as may be possible. No reduction in the number of Directors shall affect the term of office of any incumbent Director. Subject to the foregoing, the Board of Directors shall determine the class or classes to which any additional Directors shall be added and the class or classes which shall be decreased in the event of any decrease in the number of Directors.

                  (c) With respect to the current Board of Directors of the Corporation, the first class of Directors shall hold office until the annual meeting of shareholders in 1998, the second class of Directors shall hold office until the annual meeting of shareholders in 1999 and the third class of Directors shall hold office until the annual meeting of shareholders in 2000, or in each case, until his or her successor is elected and qualified. Thereafter, Directors shall be elected to hold office for a term of three years or, in each case, until his or her successor is elected and qualified, and at each annual meeting of shareholders, the successors to the class of Directors whose terms shall then expire shall be elected for a term expiring at the third succeeding annual meeting after that election.

                  SECTION 3.2 POWERS. The property and business of the
                              ------
Corporation shall be managed and controlled by or under the direction of the Board of Directors, which shall exercise or direct the exercise of all of the powers of the Corporation and do or cause to be done all acts and things as are not, by the Articles, by these Bylaws or by law, directed or required to be done or exercised by the shareholders.

                  SECTION 3.3 MEETINGS; QUORUM. Regular meetings of the
                              ----------------
Board of Directors shall be held at such places, within or without the State of Missouri, and on such days and at such times as shall be fixed from time to time by the Board of Directors. Rules of procedure for the conduct of such meetings may be adopted by resolution of the Board of Directors. Notice of such regular meetings need not be given. A majority of members of the Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but a lesser number may adjourn a meeting to another time or day if a quorum is not present. The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is required by the Articles, by these Bylaws or by law. Special meetings of the Board of Directors may be held at any time and place, within or without the State of Missouri, upon the call of the Chairman of the Board of Directors, the President or Secretary of the Corporation by oral, written, telefax, telegraphic or electronic notice duly given, sent or mailed to each Director, at such Director's last known address, not less than twenty-four hours before such meeting; provided, however, that any Director may, at any time, in writing or by telegram, waive notice of any meeting at which he or she may not be or may not have been present. Attendance of a Director at any meeting shall constitute a waiver of notice of the meeting except where a Director attends a meeting for the sole and express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

                  Members of the Board of Directors or of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or committee by means of conference telephone or similar communications equipment whereby all persons participating in the meeting can hear each other, and participation in a meeting in this manner shall constitute presence

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in person at the meeting.

                  SECTION 3.4 ACTION BY CONSENT. Any action which is
                              -----------------
required to be or may be taken at a meeting of the Directors may be taken without a meeting if consents in writing, setting forth the action so taken, are signed by all the Directors. Any action which is required to be or may be taken at a meeting of a committee of Directors may be taken without a meeting if consents in writing, setting forth the action so taken, are signed by all the members of the committee.

                  SECTION 3.5 RESIGNATION OF DIRECTORS. Any Director of the
                              ------------------------
Corporation may resign at any time by giving written notice of such resignation to the Board of Directors, the Chairman of the Board of Directors, the President, or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein or, if no time be specified, upon receipt thereof by the Board of Directors or one of the above-named Officers; and, unless specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                  SECTION 3.6 COMPENSATION OF DIRECTORS. Directors, as such,
                              -------------------------
may receive such compensation and be reimbursed for expenses of attendance at any meeting of the Board of Directors as shall be determined by resolution of the Board of Directors. Nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

                  SECTION 3.7 COMMITTEES; GENERAL RULES. The Board of
                              -------------------------
Directors, by resolution adopted by a majority of the entire Board of Directors, may designate two or more Directors to constitute a committee. Each committee, to the extent provided in such resolution, shall have and may exercise the authority of the Board of Directors, as so delegated in the resolution, in the management of the Corporation. Each committee of the Board of Directors shall keep regular minutes of its proceedings and report the same to the Board of Directors when required. Vacancies in the membership of each committee shall be filled by the Board of Directors at any regular or special meeting of the Board of Directors. At all meetings of a committee, a majority of the committee members then in office shall constitute a quorum for the purpose of transacting business, and the acts of a majority of the committee members present at any meeting at which there is a quorum shall be the acts of the committee. A Director who may be disqualified, by reason of personal interest, from voting on any particular matter before a meeting of a committee may nevertheless be counted for the purpose of constituting a quorum of the committee.

                  SECTION 3.8 QUALIFICATIONS. No person shall be qualified
                              --------------
to be elected and to hold office as a Director if such person is determined by a majority of the entire Board of Directors to have acted in a manner contrary to the best interests of the Corporation, including, but not limited to, the violation of either Federal or State law, maintenance of interests not properly authorized and in conflict with the interests of the Corporation, or breach of any agreement between that Director and the Corporation relating to his or her services as a Director, employee or agent of the Corporation. A Director need not be a shareholder.

                  SECTION 3.9 EMERITUS AND ADVISORY DIRECTORS. The Board of
                              -------------------------------
Directors may from time to time create one or more positions of Director Emeritus and Advisory Director and may fill such position or positions for such terms as the Board of Directors deems proper. Each Director Emeritus and Advisory Director shall, upon the invitation of the Board of Directors, have the privilege of attending meetings of the Board of Directors but shall do so solely as an observer. Notice of meetings of the Board of Directors to a Director Emeritus or Advisory Director shall not be required under any applicable law, the Articles or these Bylaws. Each Director Emeritus and Advisory Director shall be entitled to receive such compensation as may be fixed from time to time by the Board of Directors. No Director Emeritus or Advisory Director shall be entitled to vote on any business coming before the Board of Directors, nor shall they be counted as members of the Board of Directors for the purpose of determining the number of Directors necessary to constitute a quorum, for the purpose of determining whether a quorum is present or for any other purpose whatsoever. In the case of a Director Emeritus or Advisory Director, the occurrence of any event which in the case of a Director would create a vacancy on the Board of Directors, shall be deemed to create a vacancy in such position; but the Board of Directors may declare the position terminated until such time as the Board of Directors shall again deem it proper to create and to fill the position.


                                ARTICLE FOUR
                                  OFFICERS

                  SECTION 4.1 NUMBER, ELECTION AND TERM. The officers of the
                              -------------------------
Corporation shall be a Chairman of the Board, a President and a Secretary who shall be chosen by the Board of Directors at its first meeting after each annual meeting of shareholders. The Board of Directors may also choose one or more Vice Presidents, a Treasurer, one or more Assistant Secretaries and Assistant Treasurers and such other officers as the Board of Directors may deem appropriate. Any two or more offices, except those of President and Vice President or President and Secretary, may be held by the same person. Officers of the Corporation may be given distinctive designations such as Executive Vice President, Group Vice President, Senior Vice President, Chief Operating Officer, Chief Administrative Officer and Chief Financial Officer. All officers, unless sooner removed, shall hold their respective offices until the first meeting of the Board of Directors after the next succeeding election of the Board of Directors and until their successors shall have been duly elected and qualified.

                  Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors with or without cause whenever, in its judgment, the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any vacancy occurring in any such office of the Corporation may be filled only by the Board of Directors.

                  SECTION 4.2 CHAIRMAN OF THE BOARD. The Chairman shall be
                              ---------------------
the Chief Executive Officer of the Corporation. In addition to his duties as Chairman and Chief Executive Officer, he or she shall be responsible for the general and active management of the business and affairs of the Corporation, subject only to the control of the Board of Directors, shall have full authority in respect to the signing and execution of deeds, bonds, mortgages, contracts and other instruments of the Corporation; and, in the absence or disability of the President, shall exercise all of the powers and discharge all of the duties of the President. Unless otherwise determined by the Board of Directors, he or she shall also be, ex officio, a member of all standing Committees of the Board of Directors, shall preside at all meetings of the shareholders and Directors at which he or she is present and shall perform any other duties prescribed by the Board of Directors or these Bylaws.

                  SECTION 4.3 PRESIDENT. In the absence of the Chairman of
                              ---------
the Board of Directors, the President shall preside at all meetings of the shareholders and Directors at which he or she is present. He or she shall perform any duties prescribed by the Chairman or the Board of Directors and shall see that all orders and resolutions of the Board of Directors are carried into effect.

                  The President shall have equal authority with the Chairman to execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

                  SECTION 4.4 VICE PRESIDENTS. The Vice Presidents, if any,
                              ---------------
in the order of their seniority shall, in the absence or disability of the President, perform the duties and exercise the powers of the President, and shall perform any other duties prescribed by the Chairman, the President or the Board of Directors.

                  SECTION 4.5 SECRETARY AND ASSISTANT SECRETARIES. The
                              -----------------------------------
Secretary shall keep or cause to be kept a record of all meetings of the shareholders and the Board of Directors and record all votes and the minutes of all proceedings in a book to be kept for that purpose. He or she shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors, and shall perform any other duties prescribed by the Board of Directors or the President, under whose supervision he or she shall be. He or she shall keep in safe custody the seal of the Corporation and shall affix the same to any instrument requiring it.

                  The Assistant Secretaries, if any, in order of their seniority shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform any other duties prescribed by the Chairman, the President or the Board of Directors.

                  SECTION 4.6 TREASURER AND ASSISTANT TREASURERS. The
                              ----------------------------------
Treasurer, if any, shall have the custody of the corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors and shall perform any other duties prescribed by the Chairman, the President or the Board of Directors.

                  The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and Directors, at the regular meetings of the Board of Directors, or whenever they may require it, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation.

                  If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

                  The Assistant Treasurers, if any, in the order of their seniority shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform any other duties prescribed by the Board of Directors.

                  SECTION 4.7 CHIEF FINANCIAL OFFICER AND CONTROLLERS. The
                              ---------------------------------------
Chief Financial Officer, if one is elected by the Board of Directors, shall have charge of the accounting records of the Corporation, shall maintain appropriate internal control and auditing of the Corporation, and shall perform such other duties as directed by the Board of Directors, the Chairman or other senior officers. The Controllers, if any, in order of their seniority shall, in the absence or disability of the Chief Financial Officer, perform the duties and exercise the powers of the Chief Financial Officer and shall have any other duties prescribed by the Board of Directors.

                  SECTION 4.8 APPOINTED OFFICERS. In addition to the
                              ------------------
corporate officers elected by the Board of Directors, the Chairman may, from time to time, appoint one or more other persons as appointed officers who shall not be deemed to be corporate officers, but may, respectively, be designated with such titles as the Chairman may deem appropriate. The Chairman may prescribe the powers to be exercised and the duties to be performed by each such appointed officer, may designate the term for which each such appointment is made, and may, from time to time, terminate any or all of such appointments with or without cause. Such appointments and termination of appointments shall be reported periodically to the Board of Directors.


                                ARTICLE FIVE
                                CAPITAL STOCK

                  SECTION 5.1 STOCK CERTIFICATES. Every holder of stock in
                              ------------------
the Corporation shall be entitled to have a certificate, in any form approved by the Board of Directors, certifying the number and class of shares owned by the shareholder in the Corporation, signed by the Chairman, the President or a Vice President and by the Secretary or Treasurer or an Assistant Secretary or Assistant Treasurer of the Corporation and sealed with the seal of the Corporation. If the certificate is countersigned by a transfer agent other than the Corporation or its employee, or by a registrar other than the Corporation or its employee, any other signature on the certificate may be a facsimile signature, or may be engraved or printed. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on the certificate shall have ceased to be an officer, transfer agent or registrar before the certificate is issued, the certificate may nevertheless be issued by the Corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

                  SECTION 5.2 TRANSFER OF STOCK. The shares of stock of the
                              -----------------
Corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives. Upon transfer, the old certificates shall be surrendered to the Corporation by the delivery thereof to the person in charge of the stock and transfer books and ledgers, or to such other persons as the Board of Directors may designate, by whom they shall be cancelled and new certificates shall thereupon be issued. Except as otherwise expressly provided by the statutes of the State of Missouri, the Corporation shall be entitled to treat the holder of record of any share or shares of stock as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal, equitable or other claim to or interest in such share or shares on the part of any other person whether or not it or they shall have express or other notice thereof.

                  SECTION 5.3 CLOSING OF TRANSFER BOOKS AND FIXING OF RECORD
                              ----------------------------------------------
DATE. The Board of Directors shall have the power to close the transfer
----
books of the Corporation for a period not exceeding seventy (70) days prior to the date of any meeting of shareholders, or the date for payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of shares shall go into effect. In lieu of so closing the transfer books, the Board of Directors may fix in advance a record date for the determination of the shareholders entitled to notice of and to vote at any meeting and any adjournment thereof, or entitled to receive payment of any dividend or any allotment of rights, or entitled to exercise the rights in respect of any change, conversion or exchange of shares, up to seventy (70) days prior to the date of any meeting of shareholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of shares shall go into effect. In such case only the shareholders who are shareholders of record on the record date so fixed shall be entitled to receive notice of and to vote at such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the date of closing of the transfer books or the record date fixed as aforesaid. If the Board of Directors does not close the transfer books or set a record date for the determination of the shareholders entitled to notice of and to vote at any meeting of shareholders, only the shareholders who are shareholders of record at the close of business on the 20th day preceding the date of the meeting shall be entitled to notice of and to vote at the meeting and upon any adjournment of the meeting, except that if prior to the meeting written waivers of notice of the meeting are signed and delivered to the Corporation by all of the shareholders of record at the time the meeting is convened, only the shareholders who are shareholders of record at the time the meeting is convened shall be entitled to vote at the meeting and any adjournment of the meeting.

                  SECTION 5.4 LOST OR DESTROYED CERTIFICATES. The holder of
                              ------------------------------
any shares of stock of the Corporation shall immediately notify the Corporation and its transfer agents and registrars, if any, of any loss or destruction of the certificates representing the same. The Corporation may issue a new certificate in place of any certificate theretofore issued by it which is alleged to have been lost or destroyed and the Board of Directors may require the owner of the lost or destroyed certificate or the owner's legal representative to give the Corporation a bond in a sum and in a form approved by the Board of Directors, and with a surety or sureties which the Board of Directors finds satisfactory, to indemnify the Corporation and its transfer agents and registrars, if any, against any claim or liability that may be asserted against or incurred by it or any transfer agent or registrar on account of the alleged loss or destruction of any certificate or the issuance of a new certificate. A new certificate may be issued without requiring any bond when, in the judgment of the Board of Directors, it is proper so to do. The Board of Directors may delegate to any Officer or Officers of the Corporation any of the powers and authorities contained in this section.

                  SECTION 5.5 TRANSFER AGENTS AND REGISTRARS. The Board of
                              ------------------------------
Directors may appoint one or more transfer agents or transfer clerks and one or more registrars which may be banks, trust companies or other financial institutions located within or without the State of Missouri; may define the authority of such transfer agents and registrars of transfers; may require all stock certificates to bear the signature of a transfer agent or a registrar of transfers, or both; and may change or remove any such transfer agent or registrar of transfers.

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

                                 ARTICLE SIX
                               CORPORATE SEAL

                  The corporate seal shall be circular in form and shall bear the name of the Corporation, the year of its incorporation and the words "Corporate Seal" and "Missouri" and otherwise shall be such form as shall be approved from time to time by the Board of Directors.


                                ARTICLE SEVEN
                              WAIVER OF NOTICE

                  Whenever any notice whatsoever is required to be given under the provisions of these Bylaws or under the provisions of the Articles or under the provisions of The General and Business Corporation Law of Missouri (the "GBCL"), waiver thereof, in writing, signed by the person or persons entitled to such notice, either before or after the time stated therein, shall be deemed equivalent to the giving of such notice.



                                ARTICLE EIGHT
                              BOOKS AND RECORDS

                  The books and records of the Corporation shall be maintained at the executive offices of the Corporation and shall be available for inspection by any shareholder during normal business hours, except that the Board of Directors may limit the right of inspection of any shareholder if the Board of Directors deems it necessary under all the circumstances, in order to protect the financial and business interest of the Corporation.


                                ARTICLE NINE
                               INDEMNIFICATION

                  SECTION 9.1 ACTIONS INVOLVING DIRECTORS AND OFFICERS. The
                              ----------------------------------------
Corporation shall indemnify each person (other than a party plaintiff suing on his or her own behalf or in the right of the Corporation) who at any time is serving or has served as a Director or officer of the Corporation against any claim, liability or expense incurred as a result of such service, or as a result of any other service on behalf of the Corporation, or service at the request of the Corporation as a director, officer, employee, member or agent of another corporation, partnership, joint venture, trust, trade or industry association, or other enterprise (whether incorporated or unincorporated, for-profit or not-for-profit), to the maximum extent permitted by law. Without limiting the generality of the foregoing, the Corporation shall indemnify any such person who was or is a party (other than a party plaintiff suing on his or her behalf or in the right of the Corporation), or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, but not limited to, an action by or in the right of the Corporation) by reason of such service against expenses (including, without limitation, attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding.

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

                  SECTION 9.2 ACTIONS INVOLVING EMPLOYEES OR AGENTS.
                              -------------------------------------

                  (a) Permissive Indemnification. The Corporation may, if it
                      --------------------------
deems appropriate and as may be permitted by this Article Nine, indemnify any person (other than a party plaintiff suing on his or her own behalf or in the right of the Corporation) who at any time is serving or has served as an employee or agent of the Corporation against any claim, liability or expense incurred as a result of such service, or as a result of any other service on behalf of the Corporation, or service at the request of the Corporation as a director, officer, employee, member or agent of another corporation, partnership, joint venture, trust, trade or industry association, or other enterprise (whether incorporated or unincorporated, for-profit or not-for-profit), to the maximum extent permitted by law or to such lesser extent as the Corporation, in its discretion, may deem appropriate. Without limiting the generality of the foregoing, the Corporation may indemnify any such person who was or is a party (other than a party plaintiff suing on his or her own behalf or in the right of the Corporation), or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, but not limited to, an action by or in the right of the Corporation) by reason of such service, against expenses (including, without limitation, attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding.

                  (b) Mandatory Indemnification. To the extent that an
                      -------------------------
employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in
Section 9.2(a) hereof, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the action, suit or preceding.

                  SECTION 9.3 DETERMINATION OF RIGHT TO INDEMNIFICATION IN
                              --------------------------------------------
CERTAIN CIRCUMSTANCES. Any indemnification required under Section 9.1 hereof
---------------------
or authorized by the Corporation in a specific case pursuant to Section 9.2 hereof (unless ordered by a court) shall be made by the Corporation unless a determination is made reasonably and promptly that indemnification of the Director, officer, employee or agent is not proper under the circumstances because he or she has not met the applicable standard of conduct set forth in or established pursuant to this Article Nine. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (3) by majority vote of the shareholders; provided that no such determination shall preclude an action brought in an appropriate court to challenge such determination.

                  SECTION 9.4 ADVANCE PAYMENT OF EXPENSES. Expenses incurred
                              ---------------------------
by a person who is or was a Director or officer of the Corporation in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of an action, suit or proceeding, and expenses incurred by a person who is or was an employee or agent of the Corporation in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors, in either case upon receipt of an undertaking by or on behalf of the Director, officer, employee or agent to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in or pursuant to this Article Nine.

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

                  SECTION 9.5 ARTICLE NINE PROVISIONS NOT EXCLUSIVE RIGHT.
                              -------------------------------------------
The indemnification provided by this Article Nine shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled, whether under the Articles or any statute, agreement, vote of shareholders or disinterested Directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

                  SECTION 9.6 INDEMNIFICATION AGREEMENTS AUTHORIZED. Without
                              -------------------------------------
limiting the other provisions of this Article Nine, the Corporation is authorized from time to time, without further action by the shareholders of the Corporation, to enter into agreements with any Director, officer, employee or agent of the Corporation providing such rights of indemnification as the Corporation may deem appropriate, up to the maximum extent permitted by law. Any agreement entered into by the Corporation with a Director may be authorized by the other Directors, and such authorization shall not be invalid on the basis that different or similar agreements may have been or may thereafter be entered into with other Directors.

                  SECTION 9.7 STANDARD OF CONDUCT. Except as may otherwise
                              -------------------
be permitted by law, no person shall be indemnified pursuant to this Article Nine (including without limitation pursuant to any agreement entered into pursuant to Section 9.6 hereof) from or on account of such person's conduct which is finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct. The Corporation may (but need not) adopt a more restrictive standard of conduct with respect to the indemnification of any employee or agent of the Corporation.

                  SECTION 9.8 INSURANCE. The Corporation may purchase and
                              ---------
maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or who is or was otherwise serving on behalf or at the request of the Corporation in any capacity against any claim, liability or expense asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article Nine.

                  SECTION 9.9 CERTAIN DEFINITIONS. For the purposes of this
                              -------------------
Article Nine:

                  1. Service in Representative Capacity. Any Director or
                     ----------------------------------
officer of the Corporation who shall serve as a director, officer or employee of any other corporation, partnership, joint venture, trust or other enterprise of which the Corporation, directly or indirectly, is or was the owner of 20% or more of either the outstanding equity interests or the outstanding voting stock (or comparable interests), shall be deemed to be so serving at the request of the Corporation, unless the Board of Directors shall determine otherwise. In all other instances where any person shall serve as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise of which the Corporation is or was a stockholder or creditor, or in which it is or was otherwise interested, if it is not otherwise established that such person is or was serving as a director, officer, employee or agent at the request of the Corporation, the Board of Directors may determine whether such service is or was at the request of the Corporation, and it shall not be necessary to show any actual or prior request for such service.

                  2. Predecessor Corporations. References to a corporation
                     ------------------------
include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving

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

corporation so that any person who is or was a director, officer, employee or agent of a constituent corporation or is or was serving at the request of a constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article Nine with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.

                  3. Service for Employee Benefit Plan. The term "other
                     ---------------------------------
enterprise" shall include, without limitation, employee benefit plans and voting or taking action with respect to stock or other assets therein; the term "serving at the request of the Corporation" shall include, without limitation, any service as a director, officer, employee or agent of a corporation which imposes duties on, or involves services by, a director, officer, employee or agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have satisfied any standard of care required by or pursuant to this Article Nine in connection with such plan; the term "fines" shall include, without limitation, any excise taxes assessed on a person with respect to an employee benefit plan and shall also include any damages (including treble damages) and any other civil penalties.

                  SECTION 9.10 SURVIVAL. Any indemnification rights provided
                               --------
pursuant to this Article Nine shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. Notwithstanding any other provisions in these Bylaws or the Articles, any indemnification rights arising under or granted pursuant to this Article Nine shall survive amendment or repeal of this Article Nine with respect to any acts or omissions occurring prior to the effective time of such amendment or repeal and persons to whom such indemnification rights are given shall be entitled to rely upon such indemnification rights with respect to such acts or omissions as a binding contract with the Corporation.

                  SECTION 9.11 LIABILITY OF THE DIRECTORS. It is the
                               --------------------------
intention of the Corporation to limit the liability of the Directors of the Corporation, in their capacity as such, whether to the Corporation, its shareholders or otherwise, to the fullest extent permitted by law. Consequently, should the GBCL or any other applicable law be amended or adopted hereafter so as to permit the elimination or limitation of such liability, the liability of the Directors of the Corporation shall be so eliminated or limited without the need for amendment of these Bylaws.


                                 ARTICLE TEN
                                 FISCAL YEAR

                  The fiscal year of the Corporation shall begin on the first day of January of each year.